1 TERM LOAN AGREEMENT This Term Loan Agreement (“Agreement”) is entered into as December 11, 2017, by and between PODIATRY INSURANCE COMPANY OF AMERICA, an Illinois stock insurance company (“Borrower”), whose address is c/o ProAssurance Corporation, 100 Brookwood Place, Birmingham, AL 35209, Attention: General Counsel, and FIRST TENNESSEE BANK NATIONAL ASSOCIATION (“Lender”), whose address, for purposes of this Agreement, is 211 Franklin Rd, Suite 300, Brentwood, TN 37027. PRELIMINARY STATEMENTS Lender has agreed to loan to Borrower amounts not to exceed $22,610,000 (the “Loan”) in connection with the recapitalization of an office building with 99,754 square feet of rentable space in Franklin, Tennessee. In connection with the funding and administration of the Loan, the parties hereto agree as follows: ARTICLE 1. DEFINITIONS The following terms as used in this Agreement or in the other Loan Documents shall have the following meanings: 1.1. Assignment of Leases. The Assignment of Rents and Leases of even date herewith, executed by Borrower in favor of Lender. 1.2. Business Day. Any day that is not a Saturday, Sunday or banking holiday in the State. 1.3. Consolidated Debt to Capitalization Ratio. On a consolidated basis for the Borrower and any of its Subsidiaries, the ratio of (a) Consolidated Funded Debt to (b) the sum of Consolidated Net Worth and Consolidated Funded Debt. 1.4. Consolidated Funded Debt. As for the applicable Person, the sum of the following, without duplication, (a) all indebtedness of such Person for borrowed money, specifically including the Obligations, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person, whether evidenced by notes, bonds, debentures, standby and/or commercial letters of credit, or other similar instruments, and (d) all contingent obligations of such Person, which shall include, without limitation, any agreement, undertaking or arrangement whereby such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liability upon, the obligation or liability of any other Person, or agrees to maintain a net worth or working capital or other financial condition of any other Person, or otherwise

2 assures any creditor of such other Person against loss, but excluding any reserve for losses and loss adjustment expenses. 1.5. Consolidated Net Worth. The surplus as regards policyholders as reflected in the most recent annual or quarterly statement filed by Borrower with the insurance regulatory authorities. 1.6. Costs. All fees, charges, costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after a Default) by Lender in making, funding, administering or modifying the Loan, in negotiating or entering into any “workout” of the Loan, or in exercising or enforcing any rights, powers and remedies provided in the Security Documents or any of the other Loan Documents, including reasonable attorneys’ fees, court costs, receiver’s fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Project. 1.7. Deed of Trust. The Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing of even date herewith, from Borrower to Lender encumbering the Premises and securing repayment of the Obligations. 1.8. Default. The occurrence of any of the events described in Article 9 of this Agreement, including expiration of any applicable notice and cure period set forth therein. 1.9. Default Rate. A rate equal to the lesser of (a) the interest rate payable under the Note at the time a Default occurs, plus two percent (2%) per annum, and (b) the highest rate of interest allowed by Law. 1.10. Environmental Claim. Shall have the meaning set forth in the Indemnity Agreement. 1.11. Environmental Due Diligence. Environmental due diligence for the Project acceptable to Lender, which may include, at Lender’s discretion, a phase I environmental site assessment. 1.12. Environmental Law. Shall have the meaning set forth in the Indemnity Agreement. 1.13. Equity. All amounts that would, in conformity with GAAP, be included on the balance sheet under stockholders’ equity. 1.14. ERISA. The Employee Retirement Income Security Act of 1974, as amended from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder. 1.15. GAAP. Generally accepted accounting principles in the United States of America as in effect from time to time.

3 1.16. Governmental Authority. Any governmental or quasi-governmental entity, including any court, department, commission, board, bureau, agency, administration, service, district or other instrumentality of any governmental entity. 1.17. Improvements. The existing improvements on the Land consisting of a 104,000 square foot office building, together with any future improvements made to the Project. 1.18. Indemnity Agreement. The Environmental Indemnity Agreement of even date herewith, signed by Borrower in favor of Lender. 1.19. Interest Rate Swap. Any agreement, whether or not in writing, relating to any rate swap, forward rate transaction, commodity swap, equity index swap or option, interest rate option, cap or collar transaction, or any other similar transaction, including, unless the context otherwise clearly requires, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into by Borrower (or its affiliate), in connection with the Loan, together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time. 1.20. Land. The real property described in Exhibit A attached hereto. 1.21. Laws. All federal, state and local laws, statutes, rules, ordinances, regulations, codes, licenses, authorizations, decisions, injunctions, interpretations, orders or decrees of any court or other Governmental Authority having jurisdiction over the Project, as may be in effect from time to time. 1.22. Leases. All leases and other similar agreements, whether now existing or hereafter entered into, for space at the Premises, including all lease guaranties related thereto, as the same may be amended or modified from time to time. 1.23. Lien. Any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing). Notwithstanding the generality of the foregoing, the definition of “Lien” shall not include statutory deposits made with insurance regulators in the states in which PICA is authorized to do business. 1.24. Loan. The real estate loan in the amount of up to $22,610,000, as evidenced by the Note, provided the amount advanced shall not exceed 85% of the appraised value of the Property, as determined by Lender based upon an appraisal provided by Borrower. The terms of the Loan are provided for herein and in the Note and the other Loan Documents. 1.25. Loan Documents. The Note, the Security Documents, the Indemnity Agreement, any Interest Rate Swap entered into in connection with the Loan, this Agreement and any other documents or instruments evidencing or securing the Loan.

4 1.26. Loan Proceeds. Funds disbursed or to be disbursed under the Note pursuant to this Agreement. 1.27. Note. The Promissory Note of even date herewith, from Borrower to Lender in the principal amount of $22,610,000. 1.28. Obligations. All present and future debts, obligations and liabilities of Borrower to Lender arising pursuant to, or on account of, the provisions of this Agreement, the Note or any of the other Loan Documents, including the obligations: (a) to pay all principal, interest, late charges, prepayment premiums (if any) and other amounts due at any time under the Note; (b) to pay all expenses, indemnification payments, fees and other amounts due at any time under the Security Documents or any of the other Loan Documents, together with interest as provided in the Loan Documents; (c) to pay and perform all obligations of Borrower (or its affiliate) under any Interest Rate Swap; and (d) to perform, observe and comply with all of the terms, covenants and conditions, expressed or implied, which Borrower is required to perform, observe or comply with pursuant to the terms of the Loan Documents. 1.29. Person. An individual, a corporation, a partnership, a joint venture, a limited liability company, a trust, an unincorporated association, any Governmental Authority or any other entity. 1.30. Premises or Property. The Land, and all of the estate, right, title and interest of Borrower at law or in equity in and to the Land, and all of the buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land and all fixtures, machinery, appliances, equipment, furniture and personal property of every kind whatsoever now or hereafter owned by Borrower and located in or on, or attached to, and used or intended to be used in connection with the Land. 1.31. Project. The operation of the Improvements on the Land, as contemplated by this Agreement. 1.32. Security Documents. The Deed of Trust, the Assignment of Leases, any UCC financing statements registered in connection with the Loan, and any and all other Loan Documents which secure the Obligations. 1.33. State. The State of Tennessee. 1.34. Subsidiary. Any corporation, partnership, or other entity of which more than fifty percent (50%) of the issued and outstanding voting securities is owned or controlled, directly or indirectly, by Borrower.

5 1.35. Title Insurance Agent. Fidelity National Title Group Contact Information: Fidelity National Title Group 6840 Carothers Parkway, Suite 200 Franklin, TN 37067 Attn: Beth Thomas Telephone: (615) 224-7512 Fax: (615) 807-3874 Email: Elizabeth.Thomas@fnf.com 1.36. Title Insurance Commitment. An American Land Title Association (“ALTA”) mortgagee’s title insurance commitment to be issued by the Title Insurance Company in such form as is acceptable to Lender. 1.37. Title Insurance Company. Fidelity National Title Insurance Agency. 1.38. Title Insurance Policy. An ALTA mortgagee’s title insurance policy to be issued by the Title Insurance Company in the amount of the Note showing fee simple title to the Premises to be vested in Borrower and insuring the Deed of Trust as a first Lien on the Premises, subject only to exceptions permitted by Lender, and otherwise in form and substance acceptable to Lender. ARTICLE 2. WARRANTIES AND REPRESENTATIONS In consideration for Lender committing to fund the Loan, Borrower hereby represents and warrants to Lender, as follows: 2.1. Purpose of Loan. The Loan shall be used to recapitalize the Property and for no other purpose. The Loan is for commercial purposes. 2.2. Pending Suits. To Borrower’s knowledge, there are no suits, judgments, bankruptcies or executions pending or threatened against Borrower or the Premises, other than claims made against Borrower under its insurance policies. 2.3. Financial Statements. The Financial Statements delivered by Borrower to Lender are true and correct in all material respects, fairly present the respective financial condition of Borrower as of the date or dates thereof, no material adverse change has occurred in the financial condition reflected therein since the date or dates thereof, and no additional borrowings have been made by Borrower other than the borrowing contemplated hereby. 2.4. No Mechanic’s or Materialmen’s Liens. Borrower has, as of the date hereof, permitted no work at the Premises or the delivery of any materials to the Premises which could give rise to a Lien on the Premises or the Improvements. 2.5. No Violation of Other Agreements. The consummation of the transactions contemplated by this Agreement and the performance of this Agreement and the other Loan

6 Documents will not result in any breach of, or constitute a Default under, the Borrower’s organizational documents or any other instrument or agreement to which Borrower is a party or by which it may be bound or affected. 2.6. Zoning/Land Use. The Land is zoned to permit the ownership and operation of the Improvements for the intended purpose, and Borrower has all zoning approvals necessary for the ownership and operation of the Project. 2.7. Access. The Land has access to publicly dedicated rights of way, as necessary, for the construction and intended use and operation of the Project. 2.8. Leases. Borrower has provided Lender with a current rent roll and a copy of all existing Leases. All existing Leases are in full force and effect and, to Borrower’s knowledge, no default exists under the Leases as at the date hereof. 2.9. Subsidiaries. Borrower has no Subsidiaries, other than PICA Management Resources, Inc., which is planned to be merged into an affiliate of Borrower. ARTICLE 3. THE LOAN 3.1. Use and Purposes. Borrower agrees to borrow from Lender and Lender agrees to lend to Borrower the Loan Proceeds, such Loan Proceeds to be used for the purposes and subject to all of the terms, provisions and conditions of this Agreement. 3.2. Advances Secured by Security Documents. All disbursements, advances or payments made by Lender hereunder, from time to time, and any amounts expended by Lender under this Agreement or the other Loan Documents, and all other loan expenses, including reasonable attorneys fees, as and when advanced or incurred, will be deemed to be a part of the Obligations and as such will be secured by the Security Documents to the same extent and effect as if the terms and provisions of this Agreement were set forth therein. ARTICLE 4. CONDITIONS TO DISBURSEMENT OF LOAN PROCEEDS Unless otherwise agreed by Lender in writing, Lender will not be obligated to close the Loan and disburse any Loan Proceeds unless and until the following conditions have been satisfied (all in a manner acceptable to Lender): 4.1. Loan Documents. Borrower shall have furnished or delivered to Lender, in form and substance acceptable to Lender, the Loan Documents executed by Borrower. 4.2. Closing Costs. Borrower shall have paid all reasonable Costs incurred by Lender in connection with the Loan, including the reasonable fees of counsel for the Lender.

7 4.3. Financial Statements. Borrower shall have delivered to Lender current financial statements for Borrower certified to be true, correct and complete. Said financial statements must be current within the last twelve (12) months. 4.4. Title Policy. Borrower shall have procured a commitment for the issuance of the Title Insurance Policy, in a form acceptable to Lender. 4.5. Survey. Borrower shall have provided Lender with a current ALTA as-built survey of the Land, prepared by a licensed surveyor satisfactory to the Lender, which survey shall be certified to Lender and the Title Insurance Company, and shall be in form and substance acceptable to Lender. 4.6. Insurance. Borrower shall have furnished to Lender evidence, either in the form of duplicate policies, binders or certificates, acceptable to Lender (identifying each insurance policy, name of insurer, amount of coverage, deductible provisions and expiration date) that Borrower has purchased, and has in full force and effect, policies of insurance, as required by Lender and the Security Documents. 4.7. Evidence of Compliance. Borrower shall have furnished to Lender evidence satisfactory to Lender that the Improvements are in compliance with all Laws and all rules and regulations promulgated thereunder, and any restrictions of record affecting the Premises, including those dealing with condominiums, horizontal property regimes, building, zoning, environmental impact, setbacks, Americans With Disabilities Act, wetlands, and safety and pollution control. 4.8. Appraisal. Lender shall have obtained a narrative appraisal of the Premises and Improvements, on a completed basis, which is satisfactory to Lender in amount, form and substance. Borrower shall pay for the cost of the appraisal. 4.9. Organizational Documents. Lender shall be provided with a copy of Borrower’s organizational documents and evidence of authority to sign this Agreement and the other Loan Documents. 4.10. Environmental Due Diligence. Lender shall be provided with such Environmental Due Diligence for the Property as Lender may require, to be in form and content acceptable to Lender. All reports shall be addressed to Lender. Borrower shall pay for the cost of the Environmental Due Diligence. 4.11. Opinion of Counsel. Borrower shall provide Lender with an opinion from counsel to Borrower, in such form and content as reasonably required by Lender. 4.12. Leases. Lender shall have received all Leases and amendments relating thereto, and, with respect to any single Lease or tenant, having greater than 5,000 square feet of leased space, (i) an tenant estoppel certificate, and (ii) subordination, estoppel and attornment agreement, each in a form acceptable to Lender. 4.13. Commitment Fee. Payment of the commitment fee to Lender in the amount of $22,610.

8 4.14. Lender’s Site Visit. Lender shall have access to the Property to complete its site visit and inspection of the Property. ARTICLE 5. COLLATERAL FOR THE LOAN The Obligations shall be secured by a first priority Lien on the Premises and all materials and other personal property related to the operation of the Project, as evidenced by the Security Documents. ARTICLE 6. LOAN The loan shall be fully funded upon the Closing of the Loan. ARTICLE 7. COVENANTS AND AGREEMENTS Borrower covenants and agrees with Lender as follows: 7.1. Costs. Borrower will pay all reasonable Costs required to satisfy the conditions of this Agreement, including, but not limited to, all taxes and recording expenses, Lender’s attorneys fees, surveys, appraisals, title insurance, title updates, real estate taxes, and insurance policies. 7.2. Inspections. Borrower will permit Lender and its representatives to enter upon the Premises at all reasonable times to inspect the Improvements and to examine all records which relate to the ownership and operation of the Improvements and will cooperate, and cause Borrower’s manager, if applicable, to cooperate with Lender in such inspections. 7.3. Brokers. Borrower will indemnify and hold harmless Lender from and against all claims of brokers and agents arising by reason of the execution of this Agreement or the consummation of the transactions contemplated hereby. 7.4. (Intentionally Omitted) 7.5. Compliance with Laws. The Improvements shall be owned and operated in accordance with all applicable Laws, including, without limitation, all zoning, land use, code, setback and other applicable regulations and restrictions. 7.6. Books and Records; Financial Statements; Tax Returns. Borrower will keep and maintain full and accurate books and records administered in accordance with sound accounting principles, consistently applied, showing in detail the earnings and expenses of the Property and Borrower shall permit Lender and Lender’s representatives, to examine such books and records (regardless of where maintained) and all supporting data and to make copies therefrom at all

9 reasonable times and as often as may be requested by Lender. In addition, Borrower will furnish or cause to be furnished to Lender: (a) As soon as available and in any event within one hundred twenty (120) days of each year end, annual financial statements, audited by an independent certified public accounting firm reasonably acceptable to Lender, together with operating statements for the Project, to include an updated rent roll, all prepared in accordance with statutory accounting principles and certified by the Chief Financial Officer of ProAssurance Corporation (Borrower’s indirect parent company) as being true and accurate in all material respects; (b) As soon as available and in any event within forty five (45) days of each quarter end, quarterly company-prepared financial statements, together with operating statements for the Project, to include an updated rent roll, all prepared in accordance with statutory accounting principles and certified by the Chief Financial Officer of ProAssurance Corporation (Borrower’s indirect parent company) as being true and accurate in all material respects; (c) In connection with the delivery of annual and quarterly financial statements in Section 7.6(a) and Section 7.6(b), above, a certificate of the Borrower, signed by an officer of Borrower, certifying compliance with the financial covenant set forth in Section 8.5 and setting forth the calculations related thereto; and (d) In connection with each June 30th and December 31st quarter end financial statement in Section 7.6(b), above, a rent roll for the Property, certified by the Chief Financial Officer of ProAssurance Corporation (Borrower’s indirect parent company) as being true and accurate in all material respects. (e) Other financial statements and information as Lender may reasonably request from time to time. All financial statements shall be in form satisfactory to Lender. 7.7. Estoppel Certificates. Within ten (10) days after any request by Lender, Borrower shall certify in writing to Lender, the then unpaid balance of the Loan and whether Borrower claims any right of defense or setoff to the payment or performance of any of the Obligations, and if Borrower claims any such right of defense or setoff, Borrower shall give a detailed written description of such claimed right. 7.8. Notification by Borrower. Borrower will promptly give written notice to Lender of (i) the occurrence of any Default, and (ii) any claim by Borrower of a default by any other party under any Lease; or (iii) a change in (A) Borrower’s legal name, (B) Borrower’s entity type, (C) in Borrower’s Federal Taxpayer Identification Number, or (D) in Borrower’s jurisdiction of incorporation, formation or organization, as applicable. 7.9. Indemnification by Borrower. Borrower agrees to indemnify Lender and to hold Lender harmless from and against, and to defend Lender by counsel approved by Lender against, any and all claims directly or indirectly arising out of or resulting from any transaction, act, omission, event or circumstance in any way connected with the Property or the Obligations (a “Claim”), including any Claim arising out of or resulting from (a) construction of the Improvements, including any defective workmanship or materials; (b) any failure by Borrower to comply with the requirements of any Laws or to comply with any agreement that applies to the

10 Property; (c) any failure by Borrower to observe and perform any of the obligations imposed upon the landlord under the Leases; (d) any other Default hereunder or under any of the other Loan Documents; or (e) any assertion or allegation that Lender is liable for any act or omission of Borrower or any other Person in connection with the ownership, development, financing, leasing, operation or sale of the Property; provided, however, that Borrower shall not be obligated to indemnify Lender with respect to any Claim arising solely from the gross negligence or willful misconduct of Lender. The agreements and indemnifications contained in this Section shall apply to Claims arising both before and after the repayment of the Loan and shall survive the repayment of the Loan, any foreclosure or deed, assignment or conveyance in lieu thereof and any other action by Lender to enforce the rights and remedies of Lender hereunder or under the other Loan Documents. 7.10. Appraisals. Lender may obtain from time to time an appraisal of all or any part of the Property, prepared in accordance with written instructions from Lender, from a third-party appraiser satisfactory to, and engaged directly by, Lender. The cost of one such appraisal obtained by Lender in each calendar year and the cost of each such appraisal obtained by Lender following the occurrence of a Default shall be paid by Borrower on demand. 7.11. ERISA Information and Compliance. Except to the extent that a failure to do so will not have a Material Adverse Effect, comply with ERISA and all other applicable laws governing any pension or profit sharing plan or arrangement to which Borrower is a party or is otherwise subject. Borrower shall provide Lender with notice of any “reportable event” or “prohibited transaction” or the imposition of a “withdrawal liability” within the meaning of ERISA. 7.12. Leasing Matters. (a) Borrower represents and warrants that Borrower has delivered to Lender a true and correct copy of all Leases, including all amendments and exhibits, and any guaranty(ies) thereof, affecting any part of the Improvements, together with an accurate and complete rent roll for the Property (b) Borrower shall not terminate or materially amend or modify any existing Material Lease, permit any tenant under any Material Lease to terminate or materially amend or modify any sublease or enter into any Material Lease of space in the Improvements unless approved by Lender. As used in this section, a “Material Lease” shall mean any Lease having greater than 5,000 square feet of leased space. (c) Delivery of Leasing Information and Documents. From time to time upon Lender’s request, Borrower shall promptly deliver to Lender (i) complete executed originals of each Lease and (ii) a complete rent roll of the Property in such detail as Lender may require, together with such operating statements and leasing schedules and reports as Lender may require. 7.13. Post-Closing Obligation. On or before January 8, 2018, the Lender shall receive a subordination, estoppel and attornment agreement, in a form reasonably acceptable to Lender, executed by Borrower and CapWealth Advisors, LLC.

11 ARTICLE 8. NEGATIVE COVENANTS Borrower hereby covenants and agrees with Lender that the Borrower will not: 8.1. Acquisitions; Mergers; Disposition of Assets. Make, receive, or obtain any acquisitions or merge or consolidate with or into any business or entity, or sell, assign, lease, or otherwise dispose of any of its assets (except for obsolete, damaged or unusable assets), other than in the ordinary course of Borrower's present business upon terms standard in Borrower's industry or unless the Loan would be paid in full in connection therewith. Notwithstanding the foregoing, Borrower may: (a) merge or consolidate with PICA Management Resources, Inc., where Borrower is the surviving entity; and/or (b) merge or consolidate with ProAssurance Indemnity Company, Inc. where ProAssurance Indemnity Company, Inc. is the surviving entity, subject to the following conditions: (i) on a proforma basis, immediately after giving effect to the merger, ProAssurance Indemnity Company, Inc., is in compliance with Sections 8.5 and 8.6 hereof, (ii) on a proforma basis, immediately after giving effect to the merger, ProAssurance Indemnity Company, Inc.’s ratio of: (A) cash, plus investments, less total reserves to include unearned premiums to (B) Consolidated Funded Debt, is equal to or greater than 1.00 to 1.00, (iii) Borrower and ProAssurance Indemnity Company, Inc. provide all diligence and deliverables required by Lender (e.g. regulatory notices and approvals, title endorsements), (iv) Lender and ProAssurance Indemnity Company, Inc. enter into certain amendment documents, whereby among other things ProAssurance Indemnity Company, Inc. assumes the obligations of Borrower under this Agreement and the other Loan Documents. 8.2. Discontinuance of Business; Dissolution; Etc. Materially change or discontinue the nature of its business as of the date of this Agreement, or commence to dissolve, wind-up or liquidate itself. 8.3. Liens. Create, incur, assume or suffer to exist any Lien on the Property or any of its properties that have not been discharged, bonded over or otherwise released of record within thirty (30) days after recordation thereof, other than Liens in favor of Lender or Liens securing advances from a Federal Home Loan Bank. 8.4. Creation of Subsidiaries, Etc. Create, purchase, or otherwise acquire any Subsidiary, unless such Subsidiary guaranties the Loan in a manner satisfactory to Lender. PICA Management Resources, Inc., which is anticipated to merge into an affiliate of Borrower, is not be required to guaranty the Loan or otherwise enter into any Loan Document. 8.5. Consolidated Debt to Capitalization Ratio. Permit the Consolidated Debt to Capitalization Ratio to exceed 35.0%. 8.6. Minimum Rating. Permit the Borrower’s A.M. Best Long-Term Issuer Credit Rating to be less than “bbb”; provided that Borrower shall have the right to cure a Default arising from a violation of this minimum rating covenant by, within thirty (30) of such covenant violation, depositing and maintaining an amount equal to thirty five percent (35%) of the then outstanding principal amount of the Loan into a blocked, interest bearing deposit account with Lender (the “Cash Collateral Account”). The Borrower hereby grants to Lender a security interest in the Cash Collateral Account and all balances therein, all as security for the

12 Obligations. The funds in the Cash Collateral Account will be released (i) to the extent the balance of the Cash Collateral Account exceeds five percent (35%) of the outstanding principal amount of the Loan, and (ii) upon Borrower’s compliance with the minimum rating covenant set forth in this Section 8.6. ARTICLE 9. DEFAULT 9.1. Default by Borrower. The occurrence of any one or more of the following shall constitute a “Default” as such term is used herein: (a) A failure to pay amounts due under the Note or the other Loan Documents, within five (5) days of the date when due; (b) Any representation, warranty or statement made by Borrower in this Agreement, the other Loan Documents or any other instrument now or hereafter evidencing, securing or in any manner relating to the Loan proves untrue in any material respect; (c) Failure of Borrower to comply in all material respects with any of the terms and conditions of this Agreement, or the other Loan Documents, which failure is not cured within thirty (30) days after the occurrence thereof; (d) A Lien for the performance of work or the supply of materials filed against the Property, remains unsatisfied or unbonded for a period of thirty (30) days after the date of filing or service; (e) Borrower fails to pay any indebtedness (other than the Loan) owed by Borrower to Lender when and as due and payable (whether by acceleration or otherwise); (f) Without the prior written consent of Lender the Borrower ceases to be wholly owned, directly or indirectly, by ProAssurance Corporation; (g) In the reasonable opinion of Lender, the prospect of payment or performance of all or any part of the Obligations has been impaired because of a material adverse change in the financial condition, results of operations, business or properties of Borrower or any other Person liable for the payment or performance of any of the Obligations; (h) If Borrower files a voluntary petition in bankruptcy or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or Law, makes an assignment for the benefit of creditors, or seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator for Borrower for all or any substantial part of its properties or of the Premises; (i) If within sixty (60) days after the commencement of any proceeding against Borrower seeking any reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or Law, such proceeding is not dismissed, or if,

13 within sixty (60) days after the appointment, without the consent or acquiescence of Borrower of any trustee, receiver or liquidator for Borrower or any Guarantor for all or any substantial part of their properties or of the Premises; (j) If a third party obtains a judgment against Borrower or the Project, which (a) materially and adversely impacts the obligations of the Borrower under the Loan, and (b) is not vacated and released within sixty (60) days at the date of such judgment. The occurrence of a Default under any other Loan Document shall be deemed a Default under all other Loan Documents. 9.2. Lender’s Remedies in the Default. Upon the occurrence of any Default, Lender, in addition to all remedies conferred upon Lender by Law or equity, and by the terms of the Loan Documents, may, in its sole discretion, pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that none of such remedies shall be to the exclusion of any other: (a) Take possession of the Premises and operate the Improvements and do anything in its sole judgment to fulfill the obligations of Borrower hereunder, any expense incurred by Lender being deemed to be part of the Obligations, including either the right to avail itself of or procure performance of existing contracts or Leases, under the assignment to Lender or otherwise, or let any contracts with the same vendors or others. Without restricting the generality of the foregoing and for purposes aforesaid, Borrower hereby appoints and constitutes Lender its lawful attorney-in-fact with full power of substitution in the Project to operate the Improvements in the name of Borrower; to use funds remaining under this Agreement or which may be reserved, or escrowed or set aside for any purpose hereunder at any time to operate the Improvements; it being understood and agreed that this power of attorney shall be a power coupled with an interest and cannot be revoked; (b) Lender may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property; (c) Lender may set off the amounts due Lender under the Loan Documents against any and all accounts, credits, money, securities or other property of Borrower now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower; (d) Borrower shall not be relieved of any of the Obligations by reason of the failure of Lender to comply with any request of Borrower or of any other Person to take action to foreclose on the Property under the Security Documents or otherwise to enforce any provision of the Loan Documents, or by reason of the release, regardless of consideration, of all or any part of the Property. No delay or omission of Lender to exercise any right, power or remedy accruing upon the happening of a Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Default or any acquiescence therein. No remedy available to Lender under the Loan Documents or otherwise, is intended to be exclusive of any other remedies provided for in the Loan Documents, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or under the Loan

14 Documents, or now or hereafter existing at Law or in equity. Every right, power and remedy given by the Loan Documents to Lender shall be concurrent and may be pursued separately, successively or together against Borrower or the Property or any part thereof, and every right, power and remedy given by the Loan Documents may be exercised from time to time as often as may be deemed expedient by Lender; (e) Withhold further disbursement of the Loan Proceeds, if applicable; (f) Declare the entire balance of the Obligations, without demand or notice of any kind (which are hereby expressly waived) to be due and payable at once and, in such event, such Obligations shall become immediately due and payable; (g) Pursue such other remedies as may be available to Lender at Law or equity. ARTICLE 10. GENERAL COVENANTS 10.1. No Assignments by Borrower. This Agreement may not be assigned by Borrower without the prior written consent of Lender. Borrower will remain liable for payment of all sums advanced hereunder before and after such assignment. 10.2. Assignment by Lender. This Agreement, the Loan Documents and any other instrument now or hereafter evidencing, securing or in any manner affecting the Loan may be endorsed, assigned and transferred in whole or in part by Lender, and any such holder and assignee of the same will succeed to and be possessed of the rights of Lender under all of the same to the extent transferred and assigned. 10.3. Interest Not to Exceed Maximum Allowed by Law. If from any circumstances whatsoever, by reason of acceleration or otherwise, the fulfillment of any provision of this Agreement or any other Loan Document involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable Law, with regard to obligations of like character and amount, then the obligations to be fulfilled will be reduced to the limit of such validity as provided in such statute or Law, so that in no event shall any payment of interest or other like charges be possible under this Agreement or the other Loan Documents in excess of the limit of such validity. 10.4. Time of the Essence. Time is of the essence of this Agreement. 10.5. No Agency. Lender is not the agent or representative of Borrower, and Borrower is not the agent or representative of Lender, and nothing in this Agreement will be construed to make Lender liable to anyone for goods delivered or services performed upon the Premises or for debts or claims accruing against Borrower. 10.6. No Partnership or Joint Venture. Neither anything contained herein nor the acts of the parties hereto will be construed to create a partnership or joint venture between Borrower and Lender.

15 10.7. No Third Party Beneficiaries. All conditions to the obligations of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other Person will have standing to require satisfaction of such conditions or be entitled to assume that Lender will not make disbursements in the absence of strict compliance with any or all thereof and no other Person, under any circumstances, will be deemed to be beneficiary of such conditions, any or all of which may be waived in whole or in part by Lender at any time if Lender in its sole discretion deems it advisable to do so. 10.8. Waiver. No delay or omission by Lender to exercise any right or power arising from any Default will impair any such right or power or be considered to be a waiver of any such Default or any acquiescence therein nor shall the action or nonaction of Lender in case of Default on the part of Borrower impair any right or power arising therefrom. No disbursement of the Loan hereunder shall constitute a waiver of any of the conditions to Lender’s obligation to make further disbursements nor, in the event Borrower is unable to satisfy any such condition, shall any such disbursement have the effect of precluding Lender from thereafter declaring such inability to be a Default as hereinabove provided. 10.9. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder will be sufficiently given if in writing and delivered in person or sent by United States certified mail, return receipt requested, postage prepaid, to the party being given such notice at the appropriate address set forth in the first paragraph of this Agreement, or to such other address as either party may give to the other in writing for such purpose. All such notices, requests, demands and other communications, if so mailed, will be deemed to be given when so mailed. 10.10. Partial Invalidity. In the event any one or more of the provisions contained in this Agreement shall be for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been set forth herein. 10.11. Entire Agreement. This Agreement, the Loan Documents and the other contracts, agreements and instruments described herein contain all of the terms and conditions related to the disbursement of the Loan by Lender and the use of the Loan by Borrower. This Agreement may not be modified or amended except in writing signed by Borrower and Lender. 10.12. Publicity. Borrower hereby gives Lender permission to release articles concerning financing of the Premises. At the request of Lender, Borrower shall erect a sign or add Lender’s name to the construction sign on the Project site identifying Lender’s financing of the Project. 10.13. WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT AND TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER AND LENDER EACH

16 REPRESENT TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN. 10.14. Further Assurances. Borrower agrees that at any time, and from time to time, after execution and delivery of this Agreement, it shall, upon the request of Lender, execute and deliver such further documents and do such further things as Lender may reasonably request in order to more fully effectuate the purposes of this Agreement. 10.15. Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Tennessee. 10.16. Severability. In the case one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions shall be in no way affected, prejudiced or disturbed thereby. 10.17. Assignments and Participations. Lender may sell or offer to sell the Loan or interests therein to one or more assignees or participants. Borrower shall execute, acknowledge and deliver any and all instruments reasonably requested by Lender in connection therewith, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the same rights and benefits with respect to the Loan Documents as such Person(s) would have if such Person(s) were Lender hereunder. Lender may disseminate any information it now has or hereafter obtains pertaining to the Loan, including any security for the Loan, any credit or other information on the Property (including environmental reports and assessments), Borrower, any of Borrower’s principals or any Guarantor, to any actual or prospective assignee or participant, to Lender’s affiliates, to any regulatory body having jurisdiction over Lender, to any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and the Loan, or to any other party as necessary or appropriate in Lender’s reasonable judgment. 10.18. Electronic Transmission of Data. Lender and Borrower agree that certain data related to the Loan (including confidential information, documents, applications and reports) may be transmitted electronically, including transmission over the Internet to the parties, the parties affiliates, agents and representatives, and other Persons involved with the subject matter of this Agreement. Borrower acknowledges and agrees that (a) there are risks associated with the use of electronic transmission and that Lender does not control the method of transmittal or service providers, (b) Lender has no obligation or responsibility whatsoever and assumes no duty or obligation for the security, receipt or third party interception of any such transmission, and (c) Borrower will release, hold harmless and indemnify Lender from any claim, damage or loss, including that arising in whole or part from Lender’s strict liability or sole, comparative or contributory negligence, which is related to the electronic transmission of data. 10.19. Forum. Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court or any United States federal court sitting in Davidson County, Tennessee with respect to any matter or dispute (a “Dispute”) arising in connection with the Loan, the Project or Premises. Borrower hereby irrevocably waives, to the fullest extent permitted by Law, any objection that Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an

17 inconvenient forum. Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable Law, all service of process in any such Dispute may be made by certified or registered mail, return receipt requested, directed to Borrower at its address for notice set forth in this Agreement, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any manner permitted by Law or limit the right of Lender to bring proceedings against Borrower in any other court or jurisdiction. 10.20. USA Patriot Act Notice. Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), Lender is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act. (Remainder of Page Intentionally Left Blank)

EXHIBIT A - REAL ESTATE Land in Williamson County, Tennessee, being Lot 699 of the Final Plat of Cool Springs East Subdivision Section 35, Revision 3 (Resubdivision of Lot 695) of record in Plat Book 47, Page 95, Register's Office for Williamson County, Tennessee, to which plan reference is made for a more particular description. Being the same property conveyed to PODIATRY INSURANCE COMPANY OF AMERICA, an Illinois mutual company by Special Warranty Deed of record in Book 4335, Page 334, in the Register's Office of Williamson County, Tennessee.